UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 17, 2021
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(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 17, 2021, the shareholders of Valley Republic Bancorp (“VRB”) voted to adopt and approve the Agreement and Plan of Merger and Reorganization dated as of July 27, 2021 by and between TriCo Bancshares (“TriCo”) and VRB, pursuant to which VRB will merge with and into TriCo, with TriCo as the surviving corporation (the “Merger”). The approval of TriCo’s shareholders is not required to complete the Merger. The Merger remains subject to receipt of all required regulatory approvals and satisfaction of customary closing conditions, and is expected to close in the first quarter of 2022.

TriCo and VRB have received regulatory approvals from the Federal Deposit Insurance Corporation and the California Department of Financial Protection and Innovation for the proposed merger of their subsidiary banks, Tri Counties Bank and Valley Republic Bank, immediately following the Merger. TriCo’s application to the Board of Governors of the Federal Reserve System seeking approval of the Merger is still pending.

Cautionary Statements Regarding Forward-Looking Information

Statements contained in this report that are not statements of historical fact, such as statements regarding the completion of the Merger, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and factors that could cause actual results to differ materially from those discussed in the forward-looking statements, including the possibility that regulatory approvals necessary to complete the Merger may be delayed or never received, the possibility that other conditions to the completion of the Merger may not be satisfied and other risks and uncertainties described in TriCo’s Annual Report on Form 10-K for the year ended December 31, 2020, TriCo’s Registration Statement on Form S-4 with respect to the Merger, and TriCo’s other filings with the SEC.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither TriCo nor VRB assumes any obligation to update any forward- looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: December 22, 2021	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)